SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 25, 2002

Autobytel Inc.
(Exact name of registrant as specified in its charter)

0-22239
(Commission File Number)

Delaware	33-0711569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard
Irvine, California 92612
(Address of principal executive offices, with zip code)

(949) 225-4500
(Registrant’s telephone number, including area code)

Item 5.    OTHER EVENTS

On July 25, 2002, Autobytel Inc., a Delaware corporation (“Autobytel”), announced its financial results for the quarter ended June 30, 2002. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel’s business contained in the press release are “forward-looking” rather than “historic.”

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    EXHIBITS

99.1    Press Release dated July 25, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date: July 25, 2002	By: /s/ Hoshi Printer ____________________________
Hoshi Printer Executive Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 25, 2002

Autobytel Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share data)
(unaudited)

	Second Quarter Ended June 30, 2002 (a)				Second Quarter Ended June 30, 2001
	GAAP	Pro Forma Adjustments		Pro Forma(b)	GAAP	Pro Forma Adjustments		Pro Forma(b)
Revenues
Program fees	$15,441	$—		$15,441	$11,541	$—		$11,541
Enterprise sales	2,743	—		2,743	1,600	—		1,600
Advertising	1,639	—		1,639	525	—		525
Other products and services	1,008	—		1,008	2,062	—		2,062

Total revenues	20,831	—		20,831	15,728	—		15,728

Operating expenses:
Sales and marketing	13,236	(38	)(c)	13,198	12,833	(51	)(c)	12,782
Product and technology development	5,723	(868	)(c)	4,855	4,614	(259	)(c)	4,355
General and administrative	2,404	(43	)(c)	2,361	4,016	(529	)(c)	3,487
Goodwill impairment	—	—		—	21,614	(21,614	)(d)	—
Autobytel.Europe restructuring and other international charges	—	—		—	11,202	(11,202	)(e)	—
Domestic restructuring and other (benefits) charges	(58)	58	(f)	—	869	(869	)(g)	—

Total operating expenses	21,305	(891)		20,414	55,148	(34,524)		20,624

Loss from operations	(474)				(39,420)
Pro forma EBITDA (b)		891		417		34,524		(4,896)
Interest income, net	113	—		113	923	—		923
Foreign currency exchange gain (loss)	(13)	—		(13)	(259)	—		(259)
Equity loss in unconsolidated subsidiaries	(232)	—		(232)	—	—		—

Income (loss) before minority interest and income taxes	(606)	891		285	(38,756)	34,524		(4,232)
Minority interest	—	—		—	2,105	—		2,105

Income (loss) before income taxes	(606)	891		285	(36,651)	34,524		(2,127)
Provision for income taxes	1	—		1	(10)	—		(10)

Net income (loss)	$(607)	$891		$284	$(36,641)	$34,524		$(2,117)

Loss from operations/Pro forma EBITDA per share
Basic	$(0.02)			$0.01	$(1.94)			$(0.24)
Diluted	$(0.02)			$0.01	$(1.94)			$(0.24)

Net income (loss) per share
Basic	$(0.02)			$0.01	$(1.80)			$(0.10)
Diluted	$(0.02)			$0.01	$(1.80)			$(0.10)

Shares used in computing income (loss) per share
Basic	31,137,392			31,137,392	20,364,619			20,364,619
Diluted	31,137,392			35,767,825	20,364,619			20,364,619

Notes:
(a)	Results in the second quarter of 2002 include Autoweb which was acquired on August 14, 2001.
(b)	The Pro Forma Consolidated Statements of Operations are not presentations in accordance with GAAP (Generally Accepted Accounting Principles) as they exclude the effects of notes (c) through (g).
(c)	Adjustments for depreciation, amortization and stock compensation expenses of $949 and $839 in the second quarter of 2002 and 2001, respectively.
(d)	Adjustment for impairment of goodwill related to our acquisition of A.I.N. Corporation.
(e)	Adjustments for the restructuring of Autobytel.Europe, the write-off of obsolete international software and the write-off of investments in European joint ventures.
(f)
Adjustments for benefits related to arbitration recovery and the reduction of legal fees and negotiated settlements net of charges related to our reduction in workforce, excess facilites and costs related to an abandoned transaction.

(g)	Adjustments for contract termination costs related to online advertising and our aftermarket program, as well as the write-off of previously capitalized software related to our aftermarket program.

Autobytel Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share data)

(unaudited)

	Six Months Ended June 30, 2002 (a)				Six Months Ended June 30, 2001
	GAAP	Pro Forma Adjustments		Pro Forma (b)	GAAP	Pro Forma Adjustments		Pro Forma (b)
Revenues
Program fees	$30,853	$—		$30,853	$24,375	$—		$24,375
Enterprise sales	4,727	—		4,727	3,000	—		3,000
Advertising	3,396	—		3,396	718	—		718
Other products and services	2,588	—		2,588	4,288	—		4,288

Total revenues	41,564	—		41,564	32,381	—		32,381

Operating expenses:
Sales and marketing	25,496	(69	) (c)	25,427	26,179	(118	) (c)	26,061
Product and technology development	11,476	(1,702	) (c)	9,774	8,602	(461	) (c)	8,141
General and administrative	5,461	(99	) (c)	5,362	7,620	(1,048	) (c)	6,572
Goodwill impairment	—	—		—	21,614	(21,614	) (d)	—
Autobytel.Europe restructuring, impairment and other international charges	15,015	(15,015	) (e)	—	11,202	(11,202	) (f)	—
Domestic restructuring and other (benefits) charges	(58)	58	(g)	—	1,861	(1,861	) (h)	—

Total operating expenses	57,390	(16,827)		40,563	77,078	(36,304)		40,774

Loss from operations	(15,826)				(44,697)
Pro forma EBITDA (b)		16,827		1,001		36,304		(8,393)

Loss on recapitalization of Autobytel.Europe	(4,168)	4,168	(i)	—	—	—		—
Interest income, net	504	—		504	2,073	—		2,073
Foreign currency exchange gain (loss)	(12)	—		(12)	458	—		458
Equity loss in unconsolidated subsidiaries	(432)	—		(432)	(500)	—		(500)

Income (loss) before minority interest and income taxes	(19,934)	20,995		1,061	(42,666)	36,304		(6,362)
Minority interest	866	—		866	1,977	—		1,977

Income (loss) before income taxes	(19,068)	20,995		1,927	(40,689)	36,304		(4,385)
Provision for income taxes	6	—		6	28	—		28

Net income (loss)	$(19,074)	$20,995		$1,921	$(40,717)	$36,304		$(4,413)

Loss from operations/Pro Forma EBITDA per share
Basic	$(0.51)			$0.03	$(2.20)			$(0.41)
Diluted	$(0.51)			$0.03	$(2.20)			$(0.41)
Net income (loss) per share
Basic	$(0.61)			$0.06	$(2.00)			$(0.22)
Diluted	$(0.61)			$0.05	$(2.00)			$(0.22)
Shares used in computing income (loss) per share
Basic	31,103,469			31,103,469	20,359,553			20,359,553
Diluted	31,103,469			35,733,902	20,359,553			20,359,553

Notes:
(a)	Results in the six months ended June 30, 2002 include Autoweb which was acquired on August 14, 2001.
(b)	The Pro Forma Consolidated Statements of Operations are not presentations in accordance with GAAP (Generally Accepted Accounting Principles) as they exclude the effects of notes (c) through (i).
(c)	Adjustments for depreciation, amortization and stock compensation expenses of $1,870 and $1,627 in the six months ended 2002 and 2001, respectively.
(d)	Adjustment for impairment of goodwill related to our acquistion of A.I.N. Corporation.
(e)	Adjustments for the change in Autobytel.Europe’s capital structure and impairment of our investment in Autobytel.Europe.
(f)	Adjustments for the restructuring of Autobytel.Europe, the write-off of obsolete international software and the write-off of investments in European joint ventures.
(g)
Adjustments for benefits related to arbitration recovery and the reduction of legal fees and negotiated settlements net of charges related to our reduction in workforce, excess facilites and costs related to an abandoned transaction.

(h)
Adjustments for the restructuring of our automotive operations group, contract termination costs related to online advertising and our aftermarket program, as well as the write-off of previously capitalized software related to our aftermarket program.

(i)	Adjustment for loss recognized on reduction of ownership in Autobytel.Europe from 76.5% to 49%.

Autobytel Inc.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share and per share data)

ASSETS
	June 30, 2002	December 31, 2001
	(unaudited )
Current assets:
Domestic cash and cash equivalents	$23,415	$30,006
International cash and cash equivalents	—	28,784
Restricted cash	29	3,047
Accounts receivable, net of allowance for doubtful accounts of $4,552 and $7,109, respectively	9,905	8,519
Prepaid expenses and other current assets	4,035	4,419

Total current assets	37,384	74,775
Property and equipment, net	2,599	2,889
Capitalized software, net	4,668	4,319
Investment in unconsolidated subsidiary	4,747	—
Goodwill, net	8,644	8,644
Other assets	96	154

Total assets	$58,138	$90,781

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,673	$9,108
Accrued expenses	4,283	9,005
Deferred revenues	4,411	4,708
Customer deposits	86	92
Other current liabilities	338	300

Total current liabilities	13,791	23,213
Long-term liabilities	366	—

Total liabilities	14,157	23,213

Minority interest	—	7,173

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value; 11,445,187 shares authorized	—	—
Common stock, $0.001 par value; 200,000,000 shares authorized; 31,138,198 and 30,969,377 shares issued and outstanding, respectively	31	31
Additional paid-in capital	203,518	203,280
Accumulated other comprehensive loss	(16)	(2,438)
Accumulated deficit	(159,552)	(140,478)

Total stockholders’ equity	43,981	60,395

Total liabilities and stockholders’ equity	$58,138	$90,781

Note:
Balances as of June 30, 2002 exclude consolidation of Autobytel.Europe.